UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017
JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 22, 2017, the Board of Directors (the "Board") of Jack Henry & Associates, Inc. (the "Company"), authorized and approved a restatement and amendment of the Company's Bylaws, effective September 22, 2017 (the "Bylaws") to add proxy access procedures for qualifying stockholders. Article II, Section 2.12 has been added to the Bylaws to permit a stockholder, or a group of up to 20 stockholders, that owns 3% or more of the Company's outstanding common stock continuously for at least three years to nominate and include in the Company's proxy materials candidates for election as directors of the Company, subject to certain terms and conditions. Such stockholder or group of stockholders may nominate director candidates constituting up to the greater of two or 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the eligibility, notice and other requirements specified in the Bylaws, including that the Company receive notice of such nominations between 120 and 150 days prior to the anniversary of the date that the Company mailed its proxy statement for the prior year's annual meeting of stockholders. Stockholders may utilize proxy access beginning with the Company's 2018 annual meeting of stockholders.
The Bylaws also contain other changes to conform with the adoption of the proxy access provision. This is a summary of a change effected by the adoption of the amendment of the Bylaws, which is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.2.7 hereto and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
3.2.7    Restated and Amended Bylaws of Jack Henry & Associates, Inc., effective September 22, 2017

99.1	Restated and Amended Bylaws effective September 22, 2017, marked to show changes from prior version

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	September 27, 2017	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
3.2.7	Restated and Amended Bylaws of Jack Henry & Associates, Inc., effective September 22, 2017
99.1	Restated and Amended Bylaws effective September 22, 2017, marked to show changes from prior version